UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of earliest event reported): August 13, 2012

Commission File Number: 000-53462

BUCKINGHAM EXPLORATION INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

98-054-3851
(IRS Employer Identification Number)

Suite 418-831 Royal Gorge Blvd.
Cañon City, CO 81212, USA
(Address of principal executive offices)

(604) 737 0203
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensators Arrangements of Certain Officers

Effective August 13, 2012, Benjamin Auld resigned as a director of our company for personal reasons. There are no disputes or disagreements relating to the resignation of Mr. Auld. In line with our plans, we expect to appoint additional directors and officers to manage our growth going forward.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2012	BUCKINGHAM EXPLORATION INC.

	By:	/s/ Simon Eley
Simon Eley,
President and Chief Executive Officer